UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 27, 2011
Date of Report (Date of earliest event reported):

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4820 Eastgate Mall
San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 27, 2011, the Company held its annual meeting of stockholders (the “Annual Meeting”).  As of the record date for the Annual Meeting, there were 23,836,556 shares of the Company’s common stock outstanding.  At the Annual Meeting, the holders of 21,387,512 shares were represented in person or by proxy.  Set forth below is a brief description of each matter acted upon by the stockholders of the Company at the Annual Meeting and the final voting results for each such proposal.  These proposals are set out in more detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 15, 2011.

1.  The stockholders considered a proposal to elect each of the individuals named below as directors to serve until the next annual meeting or until their successors are duly elected and qualified.  The nominees for election to the Board of Directors were elected, each to serve until the next annual meeting, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Scott Anderson	16,612,540	–	334,392	4,410,533
Bandel Carano	16,269,836	–	687,096	4,410,533
Eric DeMarco	16,766,354	–	190,578	4,410,533
William Hoglund	16,415,983	–	540,949	4,410,533
Scot Jarvis	16,402,015	–	554,917	4,410,533
Jane Judd	16,850,578	–	106,354	4,410,533
Samuel Liberatore	16,766,022	–	190,910	4,410,533

2.  The stockholders considered a proposal to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2011.  This proposal was approved based upon the following votes:

Votes For	21,248,511
Votes Against	114,204
Abstentions	4,750

3.  The stockholders considered a proposal to approve adoption of the Company’s 2011 Equity Incentive Plan.  This proposal was approved based upon the following votes:

Votes For	13,046,623
Votes Against	3,880,600
Abstentions	29,709
Broker Non-Votes	4,410,533

4.  The stockholders considered a proposal to approve an amendment to the Company’s 1999 Employee Stock Purchase Plan to increase the aggregate number of shares that may be issued under the plan by 250,000 shares.  This proposal was approved based upon the following votes:

Votes For	16,175,260
Votes Against	762,241
Abstentions	19,431
Broker Non-Votes	4,410,533

5.  The stockholders considered a proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as presented in the Company’s 2011 Proxy Statement.  This proposal was approved based upon the following votes:

Votes For	16,354,951
Votes Against	404,033
Abstentions	197,948
Broker Non-Votes	4,410,533

6.  The stockholders were asked to vote, on an advisory (non-binding) basis, on the frequency of the stockholder advisory vote on the compensation of the Company’s named executive officers.  Based upon the following votes, the stockholders selected, on an advisory (non-binding) basis, one year as the frequency with which the stockholders should be provided with future advisory votes on compensation of the Company’s named executive officers:

One-Year Frequency Vote	15,077,952
Two-Year Frequency Vote	61,887
Three-Year Frequency Vote	1,612,063
Abstentions	205,030
Broker Non-Votes	4,410,533

Based on these results, and consistent with the Company’s recommendation, the Company’s Board of Directors has adopted a policy to hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis (i.e., every year),  until the next required advisory vote on the frequency of stockholder votes on the compensation of the Company's named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2011

Kratos Defense & Security Solutions, Inc.

By:/s/ Deborah S. Butera______________________

Senior Vice President, General Counsel &
Secretary/Registered In-House Counsel